EXHIBIT E

                  INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of August 25, 1997, among TEL-SAVE HOLDINGS, INC., a Delaware corporation (the "Borrower"), each person listed on the signature page hereto (the "Guarantors") and SALOMON BROTHERS HOLDING COMPANY INC, a Delaware corporation ("SBHC"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  Reference is made to (a) the Credit Agreement dated as of August 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), any Lender identified pursuant thereto as an issuing bank (the "Issuing Bank") and SBHC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral Agent, and (b) the Guarantee Agreement dated as of August 25, 1997, among the Guarantors and the Collateral Agent (the "Guarantee Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and an Issuing Bank may agree to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

                  Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

                  SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under
         Section 1 to the extent of such payment. Notwithstanding anything else herein, the obligations of Daniel Borislow hereunder will be limited the Collateral pledged under the Pledged Agreement of even date herewith between Daniel Borislow and the Collateral Agent.

                  SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or
         subrogation   under   applicable  law  or  otherwise   shall  be  fully
         subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                  SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any L/C Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

                  SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

                  SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

                  SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of any Letters of Credit by any Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments have not been terminated.

                  (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION   11.   Rules   of   Interpretation.   The   rules  of
         interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 12. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                             TEL-SAVE HOLDINGS, INC.

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                             DANIEL BORISLOW


                             --------------------------------------

                             TEL-SAVE, INC.

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                             EMERGENCY TRANSPORT CORP.

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                             TEL-SAVE HOLDINGS OF
                               VIRGINIA, INC.

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                            TSHCo, INC.


                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------


                             SALOMON BROTHERS HOLDING COMPANY INC,
                               as Collateral Agent,

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                  Annex 1 to
                  the Indemnity, Subrogation and
                  Contribution Agreement


                    SUPPLEMENT NO. dated as of , to the  Indemnity,  Subrogation and Contribution Agreement dated as of August 25, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among TEL-SAVE HOLDINGS, INC., a Delaware corporation (the "Borrower") each person listed on the signature page thereto (the "Guarantors"), and SALOMON BROTHERS HOLDING COMPANY INC, a Delaware corporation ("SBHC"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


                  A. Reference is made to (a) the Credit  Agreement  dated as of
         August 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), the Lender identified therein as an issuing bank (the "Issuing Bank") and SBHC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral Agent, and (b) the Guarantee Agreement dated as of August 25, 1997, among the Guarantors and the Collateral Agent (the "Guarantee Agreement").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

                  C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and any Issuing Bank to issue Letters of Credit. Pursuant to Section 5.11 of the Credit Agreement, each Subsidiary of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and any Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This  Supplement  may be executed  in  counterparts
         (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

                  SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.



                            [Name of Guarantor]

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------

                             Address
                                    -------------------------------

                             SALOMON BROTHERS HOLDING COMPANY INC,
                               as Collateral Agent

                             By:
                                 ----------------------------------
                             Name:
                                  ---------------------------------
                             Title:
                                   --------------------------------